Borrowings	12 Months Ended
Mar. 29, 2026
Borrowings [abstract]
Borrowings	Borrowings
Revolving Facility
The Company has an agreement with a syndicate of lenders for a senior secured asset-based revolving credit facility ("Revolving Facility") in the amount of $467.5m, with an increase in commitments to $517.5m during the peak season (June 1 - November 30). The Revolving Facility matures on May 15, 2028. Amounts owing under the Revolving Facility may be borrowed, repaid and re-borrowed for general corporate purposes. The Company has pledged substantially all of its assets as collateral for the Revolving Facility. The Revolving Facility contains financial and non-financial covenants which could impact the Company’s ability to draw funds.
The Revolving Facility has multiple interest rate charge options that are based on the Canadian prime rate, the lenders' Alternate Base Rate, European Base Rate, secured overnight financing rate ("SOFR"), EURIBOR rate or Canadian Overnight Repo Rate Average (“CORRA”) plus an applicable margin, with interest payable quarterly or at the end of the then current interest period (whichever is earlier), as applicable.
As at March 29, 2026, the Company had repaid all amounts owing on the Revolving Facility (March 30, 2025 - no amounts owing). As at March 29, 2026, less than $0.1m of interest and administrative fees remain outstanding (March 30, 2025 - no amounts owing). There were deferred financing charges of $0.5m as at March 29, 2026 (March 30, 2025 - $0.7m). All these expenses were included in other long-term liabilities. As at and during the year ended March 29, 2026, the Company was in compliance with all covenants.
The Company had unused borrowing capacity available under the Revolving Facility of $130.0m as at March 29, 2026 (March 30, 2025 - $134.0m).
The revolving credit commitment also includes a letter of credit commitment in the amount of $25.0m. As at March 29, 2026, the Company had letters of credit outstanding under the Revolving Facility of $8.4m (March 30, 2025 - $4.4m).
Term Loan
The Company has a senior secured loan agreement with a syndicate of lenders that is secured on a split collateral basis ("Term Loan") alongside the Revolving Facility. On August 21, 2025, the Company entered into a refinancing amendment to its existing Term Loan ("Amendment to Term Loan").
Following the Amendment to Term Loan, the aggregate principal amount of the Term Loan was USD300.0m, with quarterly repayments of USD0.75m on the principal amount which will commence in the first quarter of fiscal 2027, and a maturity date of August 23, 2032. The applicable interest rate applied to SOFR borrowings was SOFR+3.50% with SOFR subject to a floor of 0.50%. The Company has pledged substantially all of its assets as collateral for the Term Loan. The Term Loan contains financial and non-financial covenants which could impact the Company’s ability to draw funds. As the Term Loan is denominated in U.S. dollars, the Company remeasures the outstanding balance plus accrued interest at each balance sheet date.
The Company accounted for the Amendment to Term Loan as a debt extinguishment due to a change in the syndicate lenders, change in the interest rate and extension of maturity date. As a result, deferred financing costs of USD0.3m related to the previous Term Loan were written-off during the second quarter ended September 28, 2025 and recorded to net interest, finance and other costs in the statements of income. The Company incurred transaction costs related to the Amendment to Term Loan of $5.7m (USD4.1m) and an original issue discount ("OID") of $1.0m (USD0.8m), which are being amortized using the effective interest rate method over the new term to maturity.
Refer to “Note 22. Financial risk management objectives and policies” for details on amendments to derivative transactions related to the Amendment to Term Loan.
As at March 29, 2026, the Company had USD300.0m (March 30, 2025 - USD288.0m) aggregate principal amount outstanding under the Term Loan. As at and during the year ended March 29, 2026, the Company was in compliance with all covenants.
The amount outstanding with respect to the Term Loan is as follows:

	March 29, 2026	March 30, 2025
	$	$
Term Loan	416.8	412.4
Unamortized portion of deferred transaction costs	(5.2)	(0.4)
OID	(1.0)	—
Term Loan, net of unamortized deferred transaction costs and OID	410.6	412.0
Mainland China Facilities
A subsidiary of the Company in Mainland China has uncommitted loan facilities in the aggregate amount of RMB560.0m ($112.6m) ("Mainland China Facilities"). The term of each draw on the loans is one, three or six months or such other period as agreed upon and shall not exceed 12 months (including any extension or rollover). The interest rate on each facility is equal to 3.1% or the loan prime rate of 1 year, minus a marginal rate between 0.45% to 0.60%, and payable quarterly. Proceeds drawn on the Mainland China Facilities are being used to support working capital requirements and build up of inventory for peak season sales. As at March 29, 2026, the Company had no amounts owing on the Mainland China Facilities (March 30, 2025 - no amounts owing).
Japan Facility
A subsidiary of the Company in Japan has entered into an uncommitted loan facility in the aggregate amount of JPY4,000.0m ($34.7m) ("Japan Facility") with a floating reference interest rate set by the issuing bank, plus an applicable margin of 0.30%. Proceeds drawn on the Japan Facility are being used to support build up of inventory for peak season sales. As at March 29, 2026, the Company had no amounts owing on the Japan Facility (March 30, 2025 - no amounts owing).
Short-term Borrowings
Short-term borrowings consist of the following:

(in millions of Canadian dollars)	March 29, 2026	March 30, 2025
	$	$
Mainland China Facilities	—	—
Japan Facility	—	—
Term Loan	4.2	4.3
Total short-term borrowings	4.2	4.3
Short-term borrowings are all due within the next 12 months. The Term Loan amount above reflects the quarterly principal repayments.
Net interest, finance and other costs consist of the following:

	Year ended
	March 29, 2026	March 30, 2025	March 31, 2024
	$	$	$
Interest expense
Mainland China Facilities	0.1	0.9	0.9
Japan Facility	0.2	0.1	0.1
Revolving Facility	0.6	2.6	2.8
Term Loan	20.1	20.3	19.9
Lease liabilities	18.4	17.1	17.7
Standby fees	1.2	1.2	1.2
Foreign exchange (gains) losses on Term Loan net of hedges	(3.5)	4.6	2.1
Fair value remeasurement on the put option liability (note 21)	2.3	7.4	1.6
Fair value remeasurement on the contingent consideration (note 21)	(0.9)	(16.1)	2.8
Interest income	(4.2)	(2.8)	(1.3)
Other costs	0.7	0.7	1.0
Net interest, finance and other costs	35.0	36.0	48.8